UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-9537
                                                      --------

                   Colonial California Insured Municipal Fund
              ---------------------------------------------------
               (Exact name of registrant as specified in charter)

               One Financial Center, Boston, Massachusetts 02111
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                           Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
               ---------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    ---------------------

Date of fiscal year end:   11/30/2004
                          ------------------

Date of reporting period:  11/30/2004
                          ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

[photo of bridge]



ANNUAL REPORT
NOVEMBER 30, 2004

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

PRESIDENT'S MESSAGE


Dear Shareholder:

In 2004, Colonial Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe offer significant potential benefits for our shareholders. First, some funds may be merged in order to eliminate redundancies, others may be liquidated and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these changes if your fund is affected and you may be asked to vote on certain fund changes. In this matter, your timely response will enable us to implement the changes in 2005.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success.

In the pages that follow, you'll find a detailed report from the fund's manager or managers on key factors that influenced your fund's performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Colonial Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson

Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

Portfolio Manager's Report

Price per share as of 11/30/04 ($)
Net asset value          14.97
------------------------------
Market price             13.61
------------------------------


1-year total return
as of 11/30/04 (%)
Net asset value           4.68
------------------------------
Market price            (6.99)


Lipper California Insured
Municipal Debt Funds
Category average          4.49
------------------------------

All results shown assume reinvestment of distributions.


Distributions declared
per common share
12/01/03-11/30/04 ($)
                          0.92
------------------------------

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the fund's ordinary income, and any market discount is taxable when distributed.


Top 5 sectors as of 11/30/04 (%)
Local general obligations 16.1
------------------------------
Water & sewer             12.8
------------------------------
Local appropriated         9.7
------------------------------
Special property tax       9.2
------------------------------
Special non-property tax   7.2
------------------------------


Quality breakdown
as of 11/30/04 (%)
AAA                       88.0
------------------------------
A                          5.8
------------------------------
BBB                        4.3
------------------------------
Non-rated                  1.1
------------------------------
Cash equivalents           0.8
------------------------------

Sector and quality breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the lowest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Because the fund is actively managed, there is no guarantee that the fund will continue to invest in these sectors or maintain this quality breakdown in the future.





For the 12-month period ended November 30, 2004, Colonial California Insured Municipal Fund had a negative return of 6.99%, based on its market price. Changes in the market price of the fund's shares reflect investor demand and are not necessarily linked directly to changes in the fund's net asset value. The fund returned 4.68% based on investment at net asset value. That was in line with the 4.49% average return of the fund's peer group, the Lipper California Insured Municipal Debt Funds Category.1

During the period, we employed a strategy to improve the overall total return characteristics of the fund. We reduced our exposure to the short maturity range (2-7 years) by selling premium coupon longer-maturity bonds which were priced to their near-term call date. We used the proceeds to invest in non-callable bonds and bonds with good call protection, maturing in approximately 20 years. We believed this maturity range offered good potential for positive total returns, a belief that was borne out as interest rates on intermediate bonds declined (and prices rose) during the period.

Strategic positioning and leveraged positions helped performance
The fund's performance was helped by our focus on intermediate bonds maturing in 10-20 years, which performed well during the period. The fund was also helped by our decision to reduce exposure to bonds that are priced to a short-term call date (2-7 years). Yields in this range generally rose, and prices declined, as the Federal Reserve Board (the Fed) began to move the federal funds rate higher.

The fund's lower quality bonds (rated Baa or lower by Moody's) helped performance. The category generally outperformed as demand for high yield was strong in a relatively low rate environment. Lower quality bonds also provided the fund with higher income, which further contributed to the fund's total return. In addition, we sold the fund's airline bonds during the period. In the face of court rulings, we decided to reduce the fund's exposure to the sector and believed the sale price reflected good value.

Leveraged positions provided the fund with additional income during the period. We have, in effect, "borrowed against" the fund's investment positions by issuing preferred shares, which pay out a short-term variable rate. When these preferred shares were issued in 1999, we invested the proceeds in bonds with longer maturities. During this reporting period, the payout rate of preferred shares was lower than the yield the fund earned from those longer-maturity bonds. However, as short-term rates rose, the fund's dividend to common shareholders was reduced. In addition, the use of leverage increases the likelihood of share price volatility and market risk.


--------------
1 Lipper Inc., a widely respected data provider in the industry, calculates an average return based on net asset value for mutual funds with similar investment objectives as the fund.

California's outlook continues to improve
As California's economy recovered and its budgetary situation improved, the state's credit rating was raised to "A" by the three major rating agencies:
Standard & Poor's, Moody's and Fitch. However, we believe continued financial improvement depends on the state's ability to reduce its dependence on one-time revenue items, cut spending and restore dependability to the budget process. We will continue focusing on bonds with dedicated revenue streams that offer good value but tend to be less affected by the state's fiscal problems. For example, we expect essential services bonds, such as those issued by water and sewer authorities, to continue to make up an important part of the portfolio.

/s/ Kimberly Campbell

Kimberly Campbell has been the portfolio manager of Colonial California Insured Municipal Fund since October 2003. During the period March 2004 to April 2004, Ms. Campbell was on a leave of absence. Ms. Campbell has been with Columbia Management Advisors, Inc. or its predecessors or affiliate organizations since 1995.


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results.

The values of fixed-income securities generally move inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa. Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the fund shares will be affected by interest rate changes and the creditworthiness of issues held in the fund. Investing in high yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer and rising interest rates.

Single-state municipal bond funds pose additional risks due to limited geographical diversification. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. Please see Federal Income Tax Information.

Investment Portfolio

November 30, 2004 (California unless otherwise stated)


Municipal Bonds - 155.9%             Par ($)    Value ($)
-----------------------------------------------------------
EDUCATION - 5.9%
California Educational Facilities Authority,
   Pooled College and University,
   Series 2000 B,
     6.625% 06/01/20                   250,000      275,135
State Community College Financing
   Authority, West Valley Mission
   Community College,
   Series 1997,
   Insured: MBIA
     5.625% 05/01/22                 2,000,000    2,171,580
                                               ------------
                               EDUCATION TOTAL    2,446,715
                                               ------------

-----------------------------------------------------------
HEALTH CARE - 3.3%
Continuing Care Retirement - 0.7%
Statewide Community Development
   Authority, Eskaton Village -
   Grass Valley, Series 2000,
     8.250% 11/15/31 (a)               250,000      273,823
                                               ------------
              Continuing Care Retirement Total      273,823
                                               ------------

Hospitals - 2.6%
State Health Facilities Financing Authority,
   Cedars-Sinai Medical Center,
   Series 1999 A,
     6.125% 12/01/30                   250,000      266,665
Statewide Community Development
   Authority, Catholic Healthcare West,
   Series 1999,
     6.500% 07/01/20                   500,000      554,350
Whittier Health Facility, Presbyterian
   Intercommunity Hospital, Series 2002,
     5.750% 06/01/31                   250,000      261,897
                                               ------------
                               Hospitals Total    1,082,912
                                               ------------
                             HEALTH CARE TOTAL    1,356,735
                                               ------------

-----------------------------------------------------------
HOUSING - 12.1%
Assisted Living/Senior - 5.3%
ABAG Finance Authority for Nonprofit
   Corps., Odd Fellows Home, Series 1999,
   Insured: MBIA
     6.000% 08/15/24                 2,000,000    2,198,600
                                               ------------
                  Assisted Living/Senior Total    2,198,600
                                               ------------

Multi-Family - 6.2%
ABAG Finance Authority for Nonprofit
   Corps., Civic Center Drive Apartments,
   Series 1999 A, AMT,
   Insured: FSA
     5.875% 03/01/32                 2,500,000    2,575,325
                                               ------------
                            Multi-Family Total    2,575,325
                                               ------------





                                     Par ($)    Value ($)
-----------------------------------------------------------
Single Family - 0.6%
State Rural Home Mortgage Finance
   Authority:
   Series 1998 A, AMT,
   Guarantor: FNMA
     6.350% 12/01/29                   140,000      140,015
   Series 1998 B-4, AMT,
   Guarantor: FNMA
     6.350% 12/01/29                   125,000      125,009
                                               ------------
                           Single Family Total      265,024
                                               ------------
                                 HOUSING TOTAL    5,038,949
                                               ------------

-----------------------------------------------------------
OTHER - 4.8%
Refunded/Escrowed (b) - 4.8%
Los Angeles Department of
   Water & Power, Series 1999,
   Insured: FGIC
     6.100% 10/15/39                   750,000      871,553
Oakland, Harrison Foundation,
   Series 1999 A,
   Insured: AMBAC
     6.000% 01/01/29                 1,000,000    1,145,580
                                               ------------
                       Refunded/Escrowed Total    2,017,133
                                               ------------
                                   OTHER TOTAL    2,017,133
                                               ------------

-----------------------------------------------------------
RESOURCE RECOVERY - 5.9%
Disposal - 5.9%
Sacramento City Financing Authority,
   Series 1999,
   Insured: AMBAC
     5.875% 12/01/29                 1,250,000    1,395,525
Salinas Valley Solid Waste Authority,
   Series 2002, AMT,
   Insured: AMBAC
     5.125% 08/01/22                   500,000      513,810
Sunnyvale Solid Waste Authority,
   Series 2003, AMT,
   Insured: AMBAC
     4.500% 10/01/08                   500,000      527,525
                                               ------------
                                Disposal Total    2,436,860
                                               ------------
                       RESOURCE RECOVERY TOTAL    2,436,860
                                               ------------

-----------------------------------------------------------
TAX-BACKED - 81.5%
Local Appropriated - 15.3%
Los Angeles County Schools,
   Series 1999 A:
   Insured: AMBAC
     (c) 08/01/18                    2,020,000    1,047,814
     (c) 08/01/23                    2,220,000      845,198
Pacifica, Series 1999,
   Insured: AMBAC
     5.875% 11/01/29                 1,500,000    1,669,695



See Accompanying Notes to Financial Statements.

November 30, 2004 (California unless otherwise stated)


Municipal Bonds (continued)          Par ($)    Value ($)
-----------------------------------------------------------
TAX-BACKED (continued)
Local Appropriated (continued)
San Bernardino County,
   Medical Center Financing Project,
   Series 1994,
   Insured: MBIA
     5.500% 08/01/17                 2,500,000    2,814,450
                                               ------------
                      Local Appropriated Total    6,377,157
                                               ------------

Local General Obligations - 25.2%
Brea-Olinda Unified School District,
   Series 1999 A,
   Insured: FGIC
     5.600% 08/01/20                 1,000,000    1,109,830
Inglewood Unified School District,
   Series 1999 A,
   Insured: FGIC
     5.600% 10/01/24                 1,185,000    1,297,646
Los Angeles Unified School District,
   Series 2002,
   Insured: MBIA
     5.750% 07/01/16                   500,000      582,500
Newhall School District,
   Series 2004,
   Insured: FGIC
     5.000% 05/01/20                   500,000      545,050
Pomona Unified School District,
   Series 2000 A,
   Insured: MBIA
     6.550% 08/01/29                 1,000,000    1,254,740
San Diego Unified School District,
   Election of 1998, Series 2000 B,
   Insured: MBIA
     6.000% 07/01/19                 1,000,000    1,200,870
Temecula Valley Unified School District,
   Series 2004,
   Insured: FSA
     5.000% 08/01/20                   500,000      545,555
Union Elementary School District,
   Series 1999 A,
   Insured: FGIC
     (c) 09/01/18                    1,630,000      847,812
Upland Unified School District,
   Series 2001,
   Insured: FSA
     5.125% 08/01/25                   250,000      260,552
Vallejo City Unified School District,
   Series 2002 A:
   Insured: MBIA
     5.900% 02/01/21                   500,000      593,145
     5.900% 08/01/25                   500,000      581,350
West Contra Costa Unified School
   District, Series 2001 A,
   Insured: MBIA
     5.700% 02/01/23                   500,000      581,385




                                     Par ($)    Value ($)
-----------------------------------------------------------
West Covina Unified School District,
   Series 2002 A,
   Insured: MBIA
     5.800% 02/01/21                   500,000      588,645
Yuba City Unified School District,
   Series 2000,
   Insured: FGIC
     (c) 09/01/18                    1,000,000      520,130
                                               ------------
               Local General Obligations Total   10,509,210
                                               ------------

Special Non-Property Tax - 11.3%
PR Commonwealth of Puerto Rico
   Highway & Transportation Authority:
   Series 1996 Y:
     5.500% 07/01/36                   500,000      533,880
   Insured: FSA
     5.500% 07/01/36                 1,000,000    1,084,870
   Series 2002 E,
   Insured: FSA
     5.500% 07/01/21                   250,000      287,563
San Francisco City & County Hotel Tax
   Agency, Series 1994,
   Insured: FSA
     6.750% 07/01/25                 1,000,000    1,023,740
State Economic Recovery,
   Series 2004 A, AMT,
   Insured: FGIC
     5.250% 07/01/14                 1,000,000    1,122,820
VI Virgin Islands Public Finance
   Authority, Series 1999,
     6.500% 10/01/24                   550,000      632,203
                                               ------------
                Special Non-Property Tax Total    4,685,076
                                               ------------

Special Property Tax - 14.5%
Carson Redevelopment Agency,
   Redevelopment Project Area A-1,
   Series 2003 B,
   Insured: MBIA
     5.250% 10/01/20                   500,000      536,235
Huntington Beach Community Facilities
   District, Grand Coast Resort, Series 2001,
     6.450% 09/01/31                   100,000      103,221
Huntington Park Public Financing
   Authority Revenue, Series 2004,
   Insured: FSA
     5.250% 09/01/19                 1,000,000    1,105,080
Lancaster Financing Authority,
   Redevelopment Project No. 5 & 6,
   Series 2003,
   Insured: MBIA
     5.250% 02/01/20                 1,075,000    1,192,949
Oceanside Community Development
   Commission, Downtown Redevelopment
   Project, Series 2003,
     5.700% 09/01/25                   500,000      514,875




See Accompanying Notes to Financial Statements.

November 30, 2004 (California unless otherwise stated)


Municipal Bonds (continued)          Par ($)    Value ($)
-----------------------------------------------------------
TAX-BACKED (continued)
Special Property Tax (continued)
Orange County Community Facilities
   District, Ladera Ranch:
   Series 1999 A,
     6.700% 08/15/29                   200,000      218,470
   Series 2004 A,
     5.625% 08/15/34                   150,000      150,651
Palmdale Elementary School District,
   Community Facilities District No. 90-1,
   Series 1999,
   Insured: FSA
     5.800% 08/01/29                 1,500,000    1,656,555
Ridgecrest Civic Center,
   Series 1999,
     6.250% 06/30/26                   500,000      540,795
                                               ------------
                    Special Property Tax Total    6,018,831
                                               ------------

State Appropriated - 7.9%
State Public Works Board, Department
   of Health Services, Series 1999 A,
   Insured: MBIA
     5.750% 11/01/24 (d)             2,500,000    2,748,025
State Public Works Board, Department
   of Mental Health Services, Coalinga
   State Hospital, Series A,
     5.500% 06/01/19                   500,000      547,220
                                               ------------
                      State Appropriated Total    3,295,245
                                               ------------

State General Obligations - 7.3%
PR Commonwealth of Puerto Rico,
   Series 2004 A,
   Insured: FSA
     5.000% 07/01/31                   250,000      271,923
State of California:
   Series 2002,
   Insured: AMBAC
     6.000% 02/01/17                 1,000,000    1,187,960
   Series 2003,
     5.250% 02/01/20                   500,000      545,485
   Series 2004,
     5.000% 02/01/22                 1,000,000    1,033,370
                                               ------------
               State General Obligations Total    3,038,738
                                               ------------
                              TAX-BACKED TOTAL   33,924,257
                                               ------------

-----------------------------------------------------------
TRANSPORTATION - 3.8%
Airports - 2.5%
Port of Oakland, Series 2000 K, AMT,
   Insured: FGIC
     5.750% 11/01/29                 1,000,000    1,060,360
                                               ------------
                                Airports Total    1,060,360
                                               ------------





                                     Par ($)    Value ($)
-----------------------------------------------------------
Ports - 0.7%
Port of Oakland, Series 2002 L, AMT,
   Insured: FGIC
     5.500% 11/01/20                   250,000      269,893
                                               ------------
                                   Ports Total      269,893
                                               ------------

Transportation - 0.6%
San Francisco Bay Area Rapid Transit
   District, Series 1999,
   Insured: FGIC
     5.500% 07/01/34                   250,000      266,770
                                               ------------
                          Transportation Total      266,770
                                               ------------
                          TRANSPORTATION TOTAL    1,597,023
                                               ------------

-----------------------------------------------------------
UTILITY - 38.6%
Independent Power Producers - 0.6%
PR Commonwealth of Puerto Rico Industrial,
   Educational, Medical & Environmental
   Cogeneration Facilities, AES Project,
   Series 2000, AMT,
     6.625% 06/01/26                   250,000      269,427
                                               ------------
             Independent Power Producers Total      269,427
                                               ------------

Investor Owned - 7.8%
State Pollution Control Financing Authority:
   Pacific Gas & Electric Co.,
   Series 1996 A, AMT,
   Insured: MBIA
     5.350% 12/01/16                 1,000,000    1,069,230
   San Diego Gas & Electric Co.,
   Series 1991 A, AMT,
     6.800% 06/01/15                   500,000      586,345
   Southern California Edison Co.,
   Series 1999 B,
   Insured: MBIA
     5.450% 09/01/29                 1,500,000    1,574,085
                                               ------------
                          Investor Owned Total    3,229,660
                                               ------------

Municipal Electric - 10.2%
Los Angeles Department of Water &
   Power Waterworks, Series 2004 C,
   Insured: MBIA
     5.000% 07/01/22                 1,000,000    1,049,670
PR Puerto Rico Electric Power Authority,
   Series 1997 AA,
   Insured: MBIA
     5.375% 07/01/27                 2,500,000    2,643,400
State Department of Water Resources,
   Series 2002 A,
   Insured: AMBAC
     5.500% 05/01/14                   500,000      564,855
                                               ------------
                      Municipal Electric Total    4,257,925
                                               ------------




See Accompanying Notes to Financial Statements.

November 30, 2004 (California unless otherwise stated)


Municipal Bonds (continued)          Par ($)    Value ($)
-----------------------------------------------------------
UTILITY (continued)
Water & Sewer - 20.0%
Culver City, Series 1999 A,
   Insured: FGIC
     5.700% 09/01/29                 1,500,000    1,640,805
El Dorado Irrigation District,
   Series 2004 A,
   Insured: FGIC
     5.000% 03/01/21                 1,000,000    1,049,790
Elsinore Valley Municipal Water District,
   Series 2002,
   Insured: FGIC
     5.375% 07/01/18                 1,160,000    1,303,828
Pico Rivera Water Authority, Series 1999 A,
   Insured: MBIA
     5.500% 05/01/29                 2,000,000    2,210,860
Placer County Water Agency, Series 1999,
   Insured: AMBAC
     5.500% 07/01/29                 1,000,000    1,067,310
Pomona Public Financing Authority,
   Series 1999 AC,
   Insured: FGIC
     5.500% 05/01/29                 1,000,000    1,070,010
                                               ------------
                           Water & Sewer Total    8,342,603
                                               ------------
                                 UTILITY TOTAL   16,099,615
                                               ------------

TOTAL MUNICIPAL BONDS
   (cost of $59,288,903)                         64,917,287
                                               ------------

Short-Term Obligations - 1.2%
-----------------------------------------------------------
VARIABLE RATE DEMAND NOTES (e) - 1.2%
IL Health Facilities Authority Revenue,
   OSF Healthcare System,
   Series 2002,
     1.700% 11/15/27                   200,000      200,000
IL Quad Cities Regional Economic
   Development Authority,
   Two Rivers YMCA,
   Series 2002,
     1.720% 12/01/31                   100,000      100,000
IN Health Facility Financing Authority
   Revenue, Golden Years Homestead, Inc.,
   Series 2002 A,
     1.690% 06/01/25                   100,000      100,000
MN Hennepin County,
   Series 2000 B,
     1.540% 12/01/20                   100,000      100,000
                                               ------------
                         VARIABLE RATE DEMAND
                                   NOTES TOTAL      500,000
                                               ------------

TOTAL SHORT-TERM OBLIGATIONS
   (cost of $500,000)                               500,000
                                               ------------





                                                Value ($)
-----------------------------------------------------------

Total Investments - 157.1%
   (cost of $59,788,903)(f)                      65,417,287

Auction Preferred Shares plus cumulative
unpaid distributions - (58.7)%                  (24,453,179)

Other Assets & Liabilities, Net - 1.6%              666,697
                                               ------------
Net Assets Applicable to Common
Shareholders - 100.0%                            41,630,805
                                               ------------

Notes to Investment Portfolio:
--------------------------------------------------------------------------------

(a) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At November 30, 2004, the value of this security represents 0.7% of net assets.

                                  Acquisition    Acquisition
    Security                          Date           Cost
-------------------------------------------------------------
    Statewide Community Development
      Authority, Eskaton Village -
      Grass Valley, Series 2000,
      8.250% 11/15/31                 09/08/00     $250,000

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c) Zero coupon bond.

(d) A portion of this security with a market value of $2,022,546 is pledged as collateral for open futures contracts.

(e) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of November 30, 2004.

(f) Cost for federal income tax purposes is $59,720,444.


 At November 30, 2004, the Fund held the following open short futures contracts:

                                      Aggregate    Expiration     Unrealized
Type             Contracts  Value     Face Value      Date       Depreciation
------------------------------------------------------------------------------
10-Year U.S.
  Treasury Note     116   $12,847,000  $12,824,516   Mar-2005    $(22,484)
                                                                 --------


           Acronym                    Name
      ----------------------------------------------------------
          ABAG          Association of Bay Area Government
          Ambac         Assurance Corp.
          AMT           Alternative Minimum Tax
          FGIC          Financial Guaranty Insurance Co.
          FNMA          Federal National Mortgage Association
          FSA           Financial Security Assurance, Inc.
          MBIA          MBIA Insurance Corp.

 At November 30, 2004, the Fund held investments in the following sectors:

                                                   % of
Holdings by Revenue Source (unaudited)          Net Assets
-----------------------------------------------------------
Tax-Backed                                           81.5
Utility                                              38.6
Housing                                              12.1
Education                                             5.9
Resource Recovery                                     5.9
Other                                                 4.8
Transportation                                        3.8
Health Care                                           3.3
Short-Term Obligations                                1.2
Auction Preferred Shares                            (58.7)
Other Assets &Liabilities, Net                        1.6
                                                   ------
                                                    100.0
                                                   ------





See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

November 30, 2004



Assets:
Investments, at cost                            $59,788,903
                                                -----------
Investments, at value                           $65,417,287
Cash                                                  3,751
Receivable for interest                             925,402
Deferred Trustees' compensation plan                  4,090
                                                -----------
   Total Assets                                  66,350,530

Liabilities:
Expense reimbursement due to Investment Advisor         982
Payable for:
   Preferred shares remarketing commissions             838
   Futures variation margin on open and
      closed contracts                                3,185
   Distributions-- common shares                    194,654
   Distributions-- preferred shares                   3,179
   Investment advisory fee                           19,940
   Pricing and bookkeeping fees                       4,192
   Trustees' fees                                       162
   Audit fee                                         26,860
   Transfer agent fee                                 2,626
   Reports to shareholders                            7,059
Deferred Trustees' fees                               4,090
Other liabilities                                     1,958
                                                -----------
   Total Liabilities                                269,725
                                                -----------

Auction Preferred Shares (978 shares issued
   and outstanding at $25,000 per share)        $24,450,000
                                                -----------

Composition of Net Assets
   Applicable to Common Shares:
Paid-in capital -- common shares                $39,376,142
Undistributed net investment income                  73,970
Accumulated net realized loss                    (3,425,207)
Net unrealized appreciation/depreciation on:
   Investments                                    5,628,384
   Futures contracts                                (22,484)
                                                -----------
Net assets at value applicable to 2,780,771
   common shares of beneficial interest
   outstanding                                  $41,630,805
                                                ===========
Net asset value per common share                $     14.97
                                                ===========




Statement of Operations

For the Year Ended November 30, 2004




Investment Income:
Interest                                       $  3,234,195
                                               ------------

Expenses:
Investment advisory fee                             429,761
Transfer agent fee                                   31,981
Pricing and bookkeeping fees                         53,795
Trustees' fees                                        6,763
Preferred shares remarketing commissions             61,374
Custody fee                                           5,958
Audit fee                                            23,360
Reports to shareholders                              27,511
Other expenses                                       13,233
                                               ------------
   Total Expenses                                   653,736
Fees and expenses waived or reimbursed
   by Investment Advisor                           (285,709)
Custody earnings credit                              (4,433)
                                               ------------
   Net Expenses                                     363,594
                                               ------------
Net Investment Income                             2,870,601
                                               ------------

Net Realized and Unrealized Gain (Loss)
   on Investments and Futures Contracts:
Net realized gain (loss) on:
   Investments                                      523,970
   Futures contracts                               (463,445)
                                               ------------
      Net realized gain                              60,525
Net change in unrealized
   appreciation/depreciation on:
   Investments                                     (739,169)
   Futures contracts                                (41,601)
                                               ------------
      Net change in unrealized
          appreciation/depreciation                (780,770)
                                               ------------
Net Loss                                           (720,245)
                                               ------------
Net Increase in Net Assets from Operations        2,150,356
                                               ------------

Less Distributions Declared to
   Preferred Shareholders:
From net investment income                         (243,499)
                                               ------------
Net Increase in Net Assets from Operations
   Applicable to Common Shares                 $  1,906,857
                                               ------------



See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

                                         Year Ended
                                        November 30,
                                 ---------------------------
Increase (Decrease) in Net Assets:    2004           2003
OPERATIONS:

Net investment income            $ 2,870,601    $ 3,052,226
Net realized gain (loss) on
   investments, futures contracts
   and written options                60,525     (1,514,184)
Net change in unrealized
   appreciation/depreciation
   on investments and
   futures contracts                (780,770)     1,271,690
                                 -----------    -----------
Net Increase from Operations       2,150,356      2,809,732
                                 -----------    -----------

LESS DISTRIBUTIONS DECLARED TO
   PREFERRED SHAREHOLDERS:
From net investment income          (243,499)      (227,577)
                                 -----------    -----------
Net Increase in Net Assets
   from Operations Applicable
   to Common Shares                1,906,857      2,582,155
                                 -----------    -----------
LESS DISTRIBUTIONS DECLARED TO
   COMMON SHAREHOLDERS:
From net investment income        (2,563,605)    (2,832,811)
                                 -----------    -----------

SHARE TRANSACTIONS:
Distributions reinvested --
   common shares                      27,367         78,817
                                 -----------    -----------
Total Decrease in
   Net Assets Applicable
   to Common Shares                 (629,381)      (171,839)
Net Assets Applicable to
   Common Shares:
Beginning of period               42,260,186     42,432,025
                                 -----------    -----------
End of period (including
   undistributed net
   investment income
   of $73,970 and
   $24,814, respectively)        $41,630,805    $42,260,186
                                 ===========    ===========




                                         Year Ended
                                        November 30,
                                 ---------------------------
Number of Fund Shares:               2004           2003
Common Shares:
Issued for distributions reinvested    1,806          5,067
Outstanding at:
   Beginning of period             2,778,965      2,773,898
                                 -----------    -----------
   End of period                   2,780,771      2,778,965

Preferred Shares:
Outstanding at end of period             978            978
                                 -----------    -----------



See Accompanying Notes to Financial Statements.

Notes to Financial Statements

November 30, 2004


Note 1. Organization

Colonial California Insured Municipal Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a non-diversified, closed-end management investment company.

Investment Goal

The Fund seeks to provide current income generally exempt from ordinary federal income tax and California State personal income tax. Fund Shares The Fund may issue an unlimited number of common shares. On December 10, 1999, the Fund issued 978 Auction Preferred Shares ("APS").

Note 2. Significant Accounting Policies
Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either

November 30, 2004


upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded. Distributions to Shareholders Distributions to common shareholders are recorded on the ex-date. Distributions to Auction Preferred shareholders are recorded daily and payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on November 30, 2004, was 0.95%. For the year ended November 30, 2004, the Fund declared dividends to Auction Preferred shareholders amounting to $243,499, representing an average dividend rate of 1.00% per APS.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended November 30, 2004, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

      UNDISTRIBUTED      ACCUMULATED
      NET INVESTMENT    NET REALIZED        PAID-IN
          INCOME             LOSS            CAPITAL
       -------------    -------------     -------------
         $(14,341)         $14,343            $(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification. The tax character of distributions paid during the years ended November 30, 2004 and November 30, 2003 was as follows:

                                  NOVEMBER 30,  NOVEMBER 30,
                                      2004          2003
                                   -----------   -----------
Distributions paid from:
   Tax-Exempt Income               $2,806,938     $3,060,388
   Ordinary Income                        166             --
   Long-Term Capital Gains                 --             --

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED     NET
     TAX-EXEMPT     ORDINARY     LONG-TERM    UNREALIZED
       INCOME        INCOME    CAPITAL GAINS APPRECIATION*
     ----------    ----------   -----------  ------------
      $207,738         $--          $--       $5,696,843

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                       $5,721,353
   Unrealized depreciation                          (24,510)
                                                 ----------
   Net unrealized appreciation                   $5,696,843
                                                 ==========

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

            YEAR OF                    CAPITAL LOSS
          EXPIRATION                   CARRYFORWARD
       -----------------          -----------------------
             2008                        $    5 151
             2010                           760,735
             2011                           889,444
             2012                            70,908
                                         ----------
                                         $1,726,238
                                         ----------

November 30, 2004


Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of November 30, 2004, post-October capital losses of $73,072 attributed to security transactions were deferred to December 1, 2004. Note 4. Fees and Compensation Paid to Affiliates Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Investment Advisory Fee

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee at the annual rate of 0.65% of the Fund's average weekly net assets, including assets applicable to the APS. Columbia contractually agreed to waive a portion of its investment advisory fee through November 30, 2004, so that such fees did not exceed an annual rate equal to 0.35%. Effective December 1, 2004, Columbia has contractually agreed to waive a portion of its investment advisory fee through November 30, 2005, so that such fees will not exceed an annual rate equal to 0.40% of the Fund's average weekly net assets, including assets applicable to the APS.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets, including assets applicable to APS, exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average weekly net assets, including assets applicable to APS, of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended November 30, 2004, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.081% of the Fund's average weekly net assets, including assets applicable to the APS.

Fee Waivers

Columbia has voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of investment advisory fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.20% annually of the Fund's average weekly net assets, including assets applicable to APS. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets. Other Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended November 30, 2004, the Fund paid $1,351 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended November 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $10,272,074 and $10,214,601, respectively.

Note 6. Preferred Shares

The Fund currently has outstanding 978 APS. The APS are redeemable at the option of the Fund on any dividend payment date at the redemption price of

November 30, 2004


$25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared). Under the Act, the Fund is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Fund is required to meet more stringent asset coverage requirements in accordance with the guidelines prescribed by the APS' rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2004, there were no such restrictions on the Fund.

Note 7. Disclosure of Significant Risks and Contingencies
Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Service, Inc. At November 30, 2004, investments supported by private insurers that represent greater than 5% of the total investments of the Fund were as follows:

                                             % OF TOTAL
INSURER                                      INVESTMENTS
--------------------------------------------------------
MBIA Insurance Corp.                              39.1
Financial Guaranty Insurance Co.                  19.8
Ambac Assurance Corp.                             15.2
Financial Security Assurance, Inc.                13.5

Geographic Concentration

The Fund has greater than 5% of its total investments at November 30, 2004 invested in debt obligations issued by the State of California and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers. High-Yield Securities Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns and industry events may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market. Legal Proceedings Columbia, Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. If either Columbia or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, CFDI or any company that is an affiliated person of Columbia and CFDI from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and CFDI that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, among other things, to the following conditions: payment of $70 million in disgorgement;

November 30, 2004


payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

Financial Highlights

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):

                                                                                                                    Period
                                                                      Year Ended November 30,                        Ended
                                                  -------------------------------------------------------------   November 30,
                                                     2004         2003         2002         2001         2000       1999 (a)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     15.21  $     15.30  $     15.78  $     15.16  $     14.29  $     14.33
                                                   -----------  -----------  -----------  -----------  -----------  -----------
Income from Investment Operations:
Net investment income                                     1.03(b)      1.10(b)      1.17(b)(c)   1.19(b)      1.18(d)      0.05
Net realized and unrealized gain (loss) on investments,
   futures contracts and written options                 (0.26)       (0.09)       (0.46)(c)     0.59         1.07        (0.06)
                                                   -----------  -----------  -----------  -----------  -----------  -----------
   Total from Investment Operations                       0.77         1.01         0.71         1.78         2.25        (0.01)
Less Distributions Declared to Preferred Shareholders:
From net investment income                               (0.09)        0.08)       (0.12)       (0.24)       (0.34)          --
                                                   -----------  -----------  -----------  -----------  -----------  -----------
   Total from Investment Operations Applicable
      to Common Shareholders                              0.68         0.93         0.59         1.54         1.91         (0.01)
Less Distributions Declared to Common Shareholders:
From net investment income                               (0.92)       (1.02)       (1.07)       (0.92)       (0.90)          --
                                                   -----------  -----------  -----------  -----------  -----------  -----------
Less Share Transactions:
Offering costs -- common shares                             --           --           --           --           --(e)     (0.03)
Commission and offering costs -- preferred shares           --           --           --           --        (0.14)          --
                                                   -----------  -----------  -----------  -----------  -----------  -----------
   Total Share Transactions                                 --           --           --           --        (0.14)       (0.03)
                                                   -----------  -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Period                     $     14.97  $     15.21  $     15.30  $     15.78  $     15.16  $     14.29
                                                   -----------  -----------  -----------  -----------  -----------  -----------
Market price per share -- common shares            $     13.61  $     15.60  $     16.40  $     16.60  $     12.69  $     15.00
                                                   -----------  -----------  -----------  -----------  -----------  -----------
Total return -- based on market value --
   common shares (f)(g)                                  (6.99)%       1.65%        5.67%        38.91%      (9.86)%       0.00%(h)
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)(j)                                           0.87%(k)     0.88%(k)     0.86%(k)     0.86%(k)     0.87%(k)     0.55%(l)
Net investment income before preferred
   stock dividends (i)(j)                                 6.89%        7.17%        7.57%(c)     7.58%        8.27%        4.12%(l)
Net investment income after preferred
   stock dividends (i)(j)                                 6.30%        6.63%        6.81%(c)     6.02%        5.93%        4.12%(l)
Voluntary waiver/reimbursement (j)                        0.21%        0.26%        0.23%        0.22%        0.27%        1.08%(l)
Portfolio turnover rate                                     16%          10%          11%           7%          22%           0%(h)
Net assets, end of period (000's) -- common shares $    41,631  $    42,260  $    42,432  $    43,678  $    41,947  $    34,382

(a) The Fund commenced investment operations on October 29, 1999. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 7.51% to 7.57% and increase the ratio of net investment income (adjusted for dividend payments to preferred shareholders) from 6.75% to 6.81%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(e)  Rounds to less than $0.01 per share.

(f) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, except for the year ended November 30, 2004 which had an impact of 0.01% and the year ended November 30, 2003 which had an impact of 0.02%.

(j)  Ratios reflect average net assets available to common shares only.

(k) Ratios calculated using average net assets including auction preferred shares of the Fund, including the effect of custody credits equals 0.55%, 0.55%, 0.55%, 0.55% and 0.55% for the years ended November 30, 2004,
     November 30, 2003, November 30, 2002, November 30, 2001 and November 30, 2000, respectively.

(l)  Annualized.

Asset Coverage Requirements

                                                                       Involuntary
                                                Asset                  Liquidating                 Average
                 Total Amount                 Coverage                 Preference               Market Value
                  Outstanding                Per Share*                 Per Share                 Per Share
--------------------------------------------------------------------------------------------------------------
11/30/04         $24,450,000                   $67,567                    $25,003                   $25,000
11/30/03          24,450,000                    68,211                     25,002                    25,000
11/30/02          24,450,000                    68,387                     25,002                    25,000
11/30/01          24,450,000                    69,661                     25,001                    25,000
11/30/00 **       24,450,000                    67,891                     25,019                    25,000

* Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing the amount by the number of APS outstanding.

** On December 10, 1999, the Fund began offering Auction Preferred Shares.

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of Colonial California Insured Municipal
Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial California Insured Municipal Fund (the "Fund") at November 30, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts

January 19, 2005

Unaudited Information

Federal Income Tax Information

99.99% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

--------------------------------------------------------------------------------

As of December 31, 2004, 9.07% of distributions from net investment income is subject to the alternative minimum tax.

Dividend Reinvestment Plan

Colonial California Insured Municipal Fund

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional Common Shares of the Fund by EquiServe (the "Plan Agent"), as agent under the Plan, unless a Common Shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the Common Shareholder. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan will be paid by check mailed directly to the record holder by the Plan Agent, as dividend paying agent.

The Plan Agent will furnish each person who buys shares in the offering with written information relating to the Plan. Included in such information will be procedures for electing to receive distributions in cash (or, in the case of shares held in the name of a broker or nominee who does not participate in the Plan, procedures for having such shares registered in the name of the shareholder so that such shareholder may participate in the Plan).

If the Trustees of the Fund declare a dividend (including a capital gain dividend) payable either in shares or in cash, as holders of shares may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares valued as set forth below. Whenever a market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the distribution, participants will be issued shares at the net asset value most recently determined as provided under "Net Asset Value" in the Fund's prospectus and its Statement of Additional Information, but in no event less than 95% of the market price. If the net asset value of the shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend (including a capital gain dividend) payable only in cash, the Plan Agent will, as agent for the participants, use the cash that the shareholders would have received as a dividend to buy shares in the open market, the American Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend (including a capital gain dividend) had been paid in shares issued by the Fund. The Plan Agent will apply all cash received as a dividend (including a capital gain dividend) to purchase shares on the open market as soon as practicable after the payment date of such dividend, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws. There is no charge to participants for reinvesting dividends (including capital gain dividends). The Plan Agent's fees for handling the reinvestment of dividends (including capital gain dividends) will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends (including capital gain dividends).

The automatic reinvestment of dividends (including capital gain dividends) will not relieve participants of any income tax which may be payable on such dividends. The amount of the dividend for tax purposes may vary depending on whether the Fund issues new Common Shares or purchases them on the open market. The Plan may be amended or terminated on 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed to EquiServe Trust Company, N.A. by mail at P.O. Box 43010, Providence, RI 02940-3010, or by phone at 1-800-730-6001.

Trustees and Officers

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.



   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
   YEAR FIRST ELECTED OR                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
   APPOINTED TO OFFICE(1)                         COMPLEX OVERSEEN BY  TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)      Executive Vice President-Strategy of United Airlines (airline) since December 2002 (formerly
P.O. Box 66100                  President of UAL Loyalty Services (airline) from September 2001 to December 2002; Executive Vice
Chicago, IL 60666               President and Chief Financial Officer of United Airlines from March 1999 to September 2001; Senior
Trustee (since 1996)            Vice President-Finance from March 1993 to July 1999). Oversees 118, None

JANET LANGFORD KELLY (age 47)   Adjunct Professor of Law, Northwestern University, since September 2004; Private Investor since
9534 W. Gull Lake Drive         March 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding
Richland, MI 49083-8530         Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President-Corporate
Trustee (since 1996)            Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September
                                1999). 118, None

RICHARD W. LOWRY (age 68)       Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U. S. Plywood
10701 Charleston Drive          Corporation (building products manufacturer)). Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 62)      Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis
Department of Economics         Professor of Political Economy, University of Washington, since September 1993 (formerly Director,
University of Washington        Institute for Economic Research, University of Washington from September 2001 to June 2003) Adjunct
Seattle, WA 98195               Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; consultant on econometric and statistical Trustee
                                (since 1981) matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)      Academic Vice President and Dean of Faculties since August 1999, Boston College (formerly Dean,
84 College Road                 Boston College School of Management from September 1977 to September 1999). Oversees 121(3), (4),
Chestnut Hill, MA 02467-3838    Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)     Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)


   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
   YEAR FIRST ELECTED OR                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
   APPOINTED TO OFFICE(1)                         COMPLEX OVERSEEN BY  TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (continued)

THOMAS E. STITZEL (age 68)      Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of
2208 Tawny Woods Place          Business, Boise State University); Chartered Financial Analyst. Oversees 118, None.
Boise, ID 83706
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)     Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004
303 W. Madison                  (formerly Managing Director, William Blair Capital Partners (private equity investing) from
Suite 2500                      September 1994 to September 2004). Oversees 118, Anixter International (network support equipment
Chicago, IL 60606               distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate
Trustee and Chairman            management services) and Ambac Financial Group (financial guaranty insurance)
   of the Board(5)
(since 1996)

ANNE-LEE VERVILLE (age 59)      Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer
359 Stickney Hill Road          and technology) from 1994 to 1997). Oversees 119(4), Chairman of the Board of Directors, Enesco
Hopkinton, NH 03229             Group, Inc. (designer, importer and distributor of giftware and collectibles)
Trustee (since 1998)

RICHARD L. WOOLWORTH (age 63)   Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group
100 S.W. Market Street #1500    (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207              Certified Public Accountant, Arthur Young & Company). Oversees 118, Northwest Natural Gas Co.
Trustee (since 1991)            (natural gas service provider)


INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)    Partner, Park Avenue Equity Partners (private equity) since February 1999 (formerly Partner,
399 Park Avenue                 Development Capital LLC from November 1996 to February 1999). Oversees 120(3), Lee Enterprises
Suite 3204                      (print media), WR Hambrecht + Co. (financial service provider); First Health (healthcare); Reader's
New York, NY 10022              Digest (publishing); OPENFIELD Solutions (retail industry technology provider)
Trustee (since 1994)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.


   NAME, ADDRESS AND AGE,
POSITION WITH COLUMBIA FUNDS,
   YEAR FIRST ELECTED OR
     APPOINTED TO OFFICE                                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
OFFICERS

CHRISTOPHER L. WILSON (age 47)  Head of Mutual Funds for the Advisor since August 2004; President of the Columbia Funds since
One Financial Center            October 2004 (formerly President and Chief Executive Officer, CDC IXIS Asset Management Services,
Boston, MA 02111                Inc. from September 1998 to August 2004).
President (since 2004)

J. KEVIN CONNAUGHTON (age 40)   Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December 2000; Vice
One Financial Center            President of the Advisor since April 2003 (formerly President of the Columbia Funds from February
Boston, MA 02111                2004 to October 2004; Chief Accounting Officer and Controller of the Liberty Funds and of the
Treasurer (since 2000)          Liberty All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy Funds since
                                September 2002; (formerly Treasurer from December 2002 to December 2004 and President from February
                                2004 to December 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of
                                Colonial Management Associates, Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 54)        Senior Vice President and Chief Compliance Officer of the Columbia Funds and of the Liberty All-Star
40 West 57th Street             Funds since August 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to August
New York, NY 10019              2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to December 2000; Vice President and
Chief Compliance Officer        Counsel, Equitable Life Assurance Society of the United States Senior Vice President and from April
   (since 2004)                 1998 to November 1999).

MICHAEL G. CLARKE (age 34)      Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds since October 2004
One Financial Center            (formerly Controller of the Columbia Funds and of the Liberty All-Star Funds from May 2004 to
Boston, MA 02111                October 2004; Assistant Treasurer from June, 2002 to May 2004; Vice President, Product Strategy &
Chief Accounting Officer        Development of the Liberty Funds Group from February 2001 to June 2002; Assistant Treasurer of the
   (since 2004)                 Liberty Funds and of the Liberty All-Star Funds from August 1999 to February 2001; Audit Manager,
                                Deloitte & Touche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)     Controller of the Columbia Funds and of the Liberty All-Star Funds since October 2004 (formerly Vice
One Financial Center            President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Boston, MA 02111                and Loomis Sayles Funds from February 2003 to September 2004; Assistant Vice President of CDC IXIS
Controller (since 2004)         Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to
                                February 2003; Tax Manager of PFPC Inc. from November 1996 to August 2000).

R. SCOTT HENDERSON (age 45)     Secretary of the Columbia Funds since December 2004 (formerly Of Counsel, Bingham McCutchen from
One Financial Center            April 2001 to September 2004; Executive Director and General Counsel, Massachusetts Pension Reserves
Secretary (since 2004)          Investment Management Board Boston, MA 02111 from September 1997 to March 2001).

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

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

                       This page intentionally left blank.

TRANSFER AGENT



IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial California Insured Municipal Fund is:

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI  02940-3010

The fund mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the fund.

Financial advisors who want additional information about the fund may speak to a representative at 800-426-3750.

A description of the fund's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for shareholders of Colonial California Insured Municipal Fund.

COLONIAL CALIFORNIA INSURED MUNICIPAL FUND    ANNUAL REPORT



                                                 IC-02/748T-1104 (01/05) 05/3930

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this Item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                                            2004              2003
                                            $22,060           $23,610

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                                            2004                       2003
                                            $7,100                     $7,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                                            2004                       2003
                                            $3,410                     $3,371

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are as follows:

                                            2004                       2003
                                            $0                         $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds

(collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit
Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.      REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2004 and November 30, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended November 30, 2004 and November 30, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended November 30, 2004 and November 30, 2003, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended November 30, 2004 and November 30, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth are each independent trustees and collectively constitute the entire Audit Committee.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Columbia Management Advisors, Inc. (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal policies and regulatory agency policies and to develop additional voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                               Registrant Purchases of Equity Securities*

                                           (a)                   (b)                        (c)                        (d)
                                                                                      Total Number of           Maximum Number of
                                                                                    Shares Purchased as        Shares that May Yet
              Period                  Total Number          Average Price           Part of Publically         Be Purchased Under
                                        of Shares           Paid Per Share            Announced Plans         the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
06/01/04 through 06/30/04                229                      $13.86                   229                         N/A

07/01/04 through 07/31/04                193                      $13.75                   193                         N/A

08/01/04 through 08/31/04                173                      $14.30                   173                         N/A

09/01/04 through 09/30/04                158                      $14.09                   158                         N/A

10/01/04 through 10/31/04                121                      $14.15                   121                         N/A

11/01/04 through 11/30/04                 93                      $14.24                    93                         N/A
------------------------------------------------------------------------------------------------------------------------------------

Total                                    967                      $14.03                   967                         N/A
------------------------------------------------------------------------------------------------------------------------------------

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Colonial California Insured Municipal Fund
            --------------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 26, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 26, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        --------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                January 26, 2005
    ----------------------------------------------------------------------------